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KRG QUICK FACTS Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been filed with the Securities and Exchange Commission as of March 31, 2019 1. Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the share price as of 5/30/19. Future dividends will be decided solely at the discretion of the Board of Trustees. 2. As of 5/30/19 consensus NAV is $22.52 per share 3. As of 5/30/19 4. Pro forma for all asset sales completed as of 5/30/19 © 2019 Kite Realty Group NAREIT - June 2019 | 2

Note: Demographic data source: STI: Popstats based on estimated 2018 data on a 5-mile radius from KRG market assets, per the US Census Bureau, weighted by ABR Population Growth 2018 – 2023 © 2019 Kite Realty Group NAREIT - June 2019 | 3

(1) STI: Popstats based on estimated 2018 data on a 5-mile radius from the U.S. Census Bureau, weighted by ABR. Property classification based on definition by Green Street Advisors. In summary: Neighborhood Center: Convenience-oriented center often anchored by a grocery Community Center: Larger center with general merchandise or convenience-oriented offerings Power Center: Category-dominant anchors, including discount, off-price, and wholesale clubs with minimal small shop tenants © 2019 Kite Realty Group NAREIT - June 2019 | 4

1. Credit rating from S&P as of March 31, 2019 2. Per the 1Q ‘19 supplement © 2019 Kite Realty Group NAREIT - June 2019 | 5

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96% $18.00 95% $17.00 94% $16.00 93% $15.00 92% $14.00 91% $13.00 90% $12.00 2013 2014 2015 2016 2017 2018 Q1'19 2013 2014 2015 2016 2017 2018 Q1'19 97% 93% 96% 91% 95% 89% 94% 87% 93% 85% 92% 83% 2013 2014 2015 2016 2017 2018 Q1'19 2013 2014 2015 2016 2017 2018 Q1'19 © 2019 Kite Realty Group NAREIT - June 2019 | 8

Sporting Goods, 3.4% Office Supplies, 1.7% Home Improvement Restaurants, 0.7% Goods, 3.4% Electronics & Books, Electronics & Books, 5.9% 4.8% Services, Sporting Home Entertainment, Goods, 6.5% Improvement 24.4% Goods, 10.2% Discount Retailers, 8.1% Discount Retailers, 11.3% Soft Goods, 8.2% Restaurants, Services, 17.2% Entertainment, Soft Goods, 67.2% 12.1% Grocer, Specialty Stores, 15.0% © 2019 Kite Realty Group NAREIT - June 2019 | 9

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Data as of May 30, 2019 Premium FFO AFFO Discount to Recovery ND + Ticker Multiple1 Multiple Market Cap NAV ABR PSF2 NOI Margin Ratio ND / E2 Pref / E2 22.0x KRG 9.6x 11.3x 1,275 -32.4% $ 17.28 72.4% 91.6% 6.5x 6.5x REG 16.3x 19.5x 10,880 -7.8% $ 22.10 69.7% 81.7% 5.3x 5.3x 20.0x AKR 18.5x 22.8x 2,267 -6.0% $ 29.31 70.7% 71.5% 6.1x 6.1x FRT FRT 19.4x 23.2x 9,734 -4.1% $ 27.79 67.8% 61.8% 5.3x 5.5x 18.0x RPAI 11.1x 16.7x 2,542 -28.3% $ 19.17 70.6% 74.3% 5.4x 5.4x 16.0x WRI 12.9x 16.2x 3,669 -19.4% $ 19.45 66.3% 68.9% 5.3x 5.3x REG ROIC 14.4x 18.1x 1,912 -15.5% $ 21.28 74.6% 88.8% 7.3x 7.3x UE 14.0x RPAI KIM 11.5x 15.3x 7,301 -12.2% $ 16.43 71.5% 74.3% 5.7x 7.0x ROIC BRX 8.8x 11.4x 5,119 -24.0% $ 14.32 74.3% 87.1% 6.4x 6.4x 12.0x WRI SITC 11.0x 13.7x 2,317 -19.1% $ 17.92 67.8% 75.1% 5.5x 6.8x RPT KIM UE 14.1x 16.5x 2,142 -20.0% $ 18.28 66.1% 88.9% 5.1x 5.1x 10.0x BRX SITC CDR 6.1x 8.9x 245 -51.1% $ 13.80 66.0% 69.8% 8.4x 10.4x KRG RPT 11.2x 16.8x 985 -19.8% $ 15.35 68.2% 87.6% 6.6x 7.3x 8.0x $13.00 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 $27.00 $29.00 20.0x 20.0x AKR FRT FRT 18.0x 18.0x AKR 16.0x REG 16.0x REG UE 14.0x ROIC UE 14.0x ROIC WRI WRI 12.0x KIM RPAI RPT SITC RPAI 12.0x KIM SITC RPT 10.0x KRG 10.0x KRG BRX BRX 8.0x 8.0x CDR CDR 6.0x 6.0x 10.0x 9.0x 8.0x 7.0x 6.0x 5.0x 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 1. FFO multiples represents 2020 consensus FFO and $15.22 stock price 2. Pro forma for all asset sales completed as of 5/30/2019 © 2019 Kite Realty Group NAREIT - June 2019 | 11

▪ ▪ AKR 6% BRX 24% 29.67 6.00% 49% CDR 51% 27.74 6.25% 45% FRT 4% KIM 12% 25.96 6.50% 41% REG 8% 24.31 6.75% 37% ROIC 16% 22.52 7.02% 32% RPAI 28% 21.35 7.25% 29% RPT 20% 20.02 7.50% 24% SITC 19% 18.78 7.75% 19% UE 20% 17.61 8.00% 14% WRI 19% 16.51 8.25% 8% Average 20% 15.22 8.57% 0% KRG2 32% 1. Peer group includes: AKR, BRX, CDR, SITE, FRT, KIM, REG, ROIC, RPAI, RPT, UE, and WRI 2. Assumes price of $15.22 per share as of 5/30/2019 3. Consensus NAV is from FactSet. NAV is calculated using KRG’s 1Q ‘19 supplemental. 4. As of May 30, 2019 © 2019 Kite Realty Group NAREIT - June 2019 | 12

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$ in millions $400 95.0 $300 105.6 $200 95.0 300.0 250.0 $100 212.0 181.9 165.5 80.0 20.7 11.7 75.0 10.4 10.0 $0 16.9 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 $400 $300 95.0 $200 28.1 300.0 250.0 $100 189.0 181.9 80.0 52.9 11.5 75.0 10.0 $0 16.9 10.4 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 $300 95.0 $200 9.2 300.0 250.0 $100 181.9 111.4 80.0 75.0 11.5 10.4 10.0 $0 16.9 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Note: Charts exclude annual principal payments and net premiums on fixed rate debt. Assumes all available sale proceeds are used to pay down debt. © 2019 Kite Realty Group NAREIT - June 2019 | 14

AKR $ 29.31 CDR 8.4x CDR 10.4x KIM 10.2 FRT $ 27.79 ROIC 7.3x ROIC 7.3x FRT 10.0 REG $ 22.10 RPT 6.6x RPT 7.3x REG 8.0 ROIC $ 21.28 KRG (Current)3 6.5x KIM 7.0x KRG (Proforma) 7.0 WRI $ 19.45 BRX 6.4x SITC 6.8x UE 6.4 RPAI $ 19.17 AKR 6.1x KRG (Current) 3 6.5x SITC 6.0 UE $ 18.28 KRG (Proforma) ~5.9x BRX 6.4x KRG (Current)3 5.5 KRG (Proforma) $ 18.00+ KIM 5.7x AKR 6.1x RPT 5.5 SITC $ 17.92 SITC 5.5x KRG (Proforma) ~5.9x ROIC 5.5 KRG (Current)3 $ 17.27 RPAI 5.4x FRT 5.5x WRI 5.4 KIM $ 16.43 FRT 5.3x RPAI 5.4x BRX 5.0 RPT $ 15.35 WRI 5.3x WRI 5.3x CDR 4.8 BRX $ 14.32 REG 5.3x REG 5.3x AKR 4.6 CDR $ 13.80 UE 5.1x UE 5.1x RPAI 4.5 Note: Peer metrics sourced from SNL and/or peer supplement and are as of 3/31/2019. 1. Illustrative example that could differ from results of sales. Assumes peer metrics do not change 2. Based on the sale of the full disposition pool as it stands today, which can, and most likely will, change in the future 3. Pro forma for all asset sales completed as of May 30, 2019 © 2019 Kite Realty Group NAREIT - June 2019 | 15

11.0x 80.0% 10.0x 70.0% 9.0x 60.0% 8.0x 50.0% 7.0x 40.0% 6.0x 30.0% 5.0x 20.0% 4.0x 10.0% 3.0x 0.0% 2 Net Debt / EBITDA Net Debt + Pref / EBITDA Net Debt / Total Market Cap 1. Source data from S&P Global and company supplementals using equity pricing as of 5/30/19 2. PF KRG is the proforma impact to KRG assuming $500mm of sales are completed and the proceeds are used to retire debt © 2019 Kite Realty Group NAREIT - June 2019 | 16

▪ Miller & Modgiliani: Theoretical Leverage & Firm Value Optimal Leverage Cost of Financial Firm Value Firm Distress Leverage Ratio ▪ ▪ ▪ ▪ ▪ ▪ ▪ 1. Numbers are an illustrative example 2. Assumes no material mark to market on the debt © 2019 Kite Realty Group NAREIT - June 2019 | 17

Estimated Multiple / 8.9x / n/a 8.9x / 0.0x 11.8x / 2.8x 12.9x / 4.0x 12.9x / 4.0x Multiple Increase 1. Multiple expansion estimates based on comparable strip center REITs. This chart is illustrative only and assumes current market conditions, positive investor response and other assumptions and expectations that may not be realized and are inherently subject to risks. See p. 33 for more information. © 2019 Kite Realty Group NAREIT - June 2019 | 18

$500M $411M $322M $184M $0M 1. Based on the disposition pool as it stands today, which may change in the future. © 2019 Kite Realty Group NAREIT - June 2019 | 19

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Development / Portfolio Optimization ▪ ▪ ▪ Contractual Rent ▪ Steps / Fixed CAM ▪ ▪ Occupancy ▪ Growth ▪ ▪ Operating Properties ▪ ▪ © 2019 Kite Realty Group NAREIT - June 2019 | 22

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ 1) Excludes a strategic lease noted in KRG’s Q1’19 supplemental. © 2019 Kite Realty Group NAREIT - June 2019 | 23

+ + ▪ ▪ + + ▪ + + ▪ ▪ - - ▪ - ▪ (1) Excludes $10psf related to the buyout of the lease © 2019 Kite Realty Group NAREIT - June 2019 | 24

▪ ▪ ▪ ▪ ▪ ▪ (1) 2019 budget versus 2016 actual © 2019 Kite Realty Group NAREIT - June 2019 | 25

▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ (1) EPSA Portfolio: comprised of Extremely Productive Submarkets and Assets © 2019 Kite Realty Group NAREIT - June 2019 | 26

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Net Income to FFO Reconciliation Low High Net Income Guidance $0.10 $0.20 Impairment Charge (0.05) (0.05) Gains on Sale of Properties 0.07 0.07 Depreciation (1.58) (1.58) FFO - Guidance $1.66 $1.76 Low High 2018 FFO $2.00 $2.00 2019 Pre-Disposition Adjustments 2018 Dispositions (0.05) (0.05) Lease Accounting Rules (0.06) (0.06) One-Time Income Items1 (0.09) (0.09) Same Store NOI (1.25% - 2.25%) 0.03 0.05 Lease Termination & Other Revenue (0.03) 0.00 G&A (0.02) (0.01) Interest Expense (0.03) (0.03) Subtotal - 2019 Pre-Disposition Adjustments (0.24) (0.18) 2019 FFO - Pre-Dispositions 1.76 1.82 2019 Disposition Net Impact 2,3 (0.10) (0.06) FFO - Guidance $1.66 $1.76 2019 Disposition Net Impact Annualized 3,4 (0.29) (0.20) 1. Relates to Eddy Street Commons development fee and cash and non-cash impact of Toys 'R Us bankruptcy. Also includes ($0.03) from business interruption income. 2. Disposition NOI less anticipated interest savings based on weighted-average sale date of August 31, 2019. 3. Low end of range assumes $500 million in proceeds while high end of range assumes $350 million in proceeds. 4. Annualized 2019 disposition NOI less annualized anticipated interest savings. © 2019 Kite Realty Group NAREIT - June 2019 | 32

FORWARD-LOOKING STATEMENTS This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; • financing risks, including the availability of, and costs associated with, sources of liquidity; • our ability to refinance, or extend the maturity dates of, our indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the actual and perceived impact of online retail on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. © 2019 Kite Realty Group NAREIT - June 2019 | 33

FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included in the 1Q’18 Financial Supplement. NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended March 31, 2019, the Company excluded four redevelopment properties and four recently completed redevelopments from the same property pool that met these criteria and were owned in both comparable periods. EARNINGS BEFORE INTEREST EXPENSE, INCOME TAX EXPENSE, DEPRECIATION AND AMORTIZATION (EBITDA) The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. © 2019 Kite Realty Group NAREIT - June 2019 | 34

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($ in thousands) Three Months Ended March 31, 2019 2018 Consolidated net income (loss) $ 5,988 $ (17,997) Less: net income attributable to noncontrolling interests in properties (132) (351) Less: gain on sales of operating properties (6,587) (500) Add: impairment charges 4,077 24,070 Add: depreciation and amortization of consolidated and unconsolidated entities, net 34,896 38,278 of noncontrolling interests FFO of the Operating Partnership1 38,242 43,500 Less: Limited Partners' interests in FFO (918) (1,022) Funds From Operations attributable to Kite Realty Group Trust common $ 37,324 $ 42,478 shareholders1 1. “FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership. © 2019 Kite Realty Group NAREIT - June 2019 | 36

($ in thousands) Three Months Ended March 31, 2019 Consolidated net income $ 5,988 Adjustments to net income: Depreciation and amortization 34,635 Interest expense 16,459 Income tax benefit of taxable REIT subsidiary (82) Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 57,000 Adjustments to EBITDA: Unconsolidated EBITDA 272 Gain on sale of operating property (6,587) Impairment charge 4,077 Pro-forma adjustments3 734 Other income and expense, net 611 Noncontrolling interest (132) Adjusted EBITDA 55,975 Annualized Adjusted EBITDA1 $ 223,900 Company share of net debt: Mortgage and other indebtedness $ 1,602,604 Plus: Company Share of Unconsolidated Joint Venture Debt 22,096 Plus: Net debt premiums and issuance costs, net 5,008 Less: Partner share of consolidated joint venture debt2 (1,127) Less: Cash, cash equivalents, and restricted cash (52,624) Less: Pro-forma adjustment 4 (27,200) Company Share of Net Debt $ 1,548,757 Net Debt to Adjusted EBITDA 6.9x 1. Represents Adjusted EBITDA for the three months ended March 31, 2019 (as shown in the table above) multiplied by four. 2. Partner share of consolidated joint venture debt is calculated based upon the partner's pro-rata ownership of the joint venture, multiplied by the related secured debt balance. In all cases, this debt is the responsibility of the consolidated joint venture. 3. Relates to current quarter GAAP operating income, annualized, for properties sold and acquired during the quarter and for seasonality with other property related revenue. 4. Relates to timing of quarterly dividend payment being made prior to quarter-end resulting in two payments during the quarter. © 2019 Kite Realty Group NAREIT - June 2019 | 37